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                                                                   Exhibit 99.2


           AMENDMENT NO. 1 TO AMENDED AND RESTATED SECURITY AGREEMENT

         This Amendment No. 1 to Amended and Restated Security Agreement, dated as of December 27, 2002 (this "Amendment"), amends that certain Amended and
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Restated Security Agreement, dated as of June 27, 2002 (as amended, the
"Security Agreement"), among, on the one hand, Mail-Well, Inc., a Colorado
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corporation ("Parent" and a "Guarantor"), and Mail-Well I Corporation, a
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Delaware corporation, Mail-Well Commercial Printing, Inc., a Delaware corporation, Poser Business Forms, Inc., a Delaware corporation, Discount Labels, Inc., an Indiana corporation, National Graphics Company, a Colorado corporation, Mail-Well West, Inc., a Delaware corporation, Wisco III, LLC, a Delaware limited liability company, Mail-Well Government Printing, Inc., a Colorado corporation, Hill Graphics, Inc., a Texas corporation, Mail-Well Services, Inc., a Colorado corporation (collectively, the "Borrowers"), and
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Mail-Well Texas Finance, L.P., a Texas limited partnership, Mail-Well Mexico
Holdings, Inc., a Colorado corporation, MMTP Holdings, Inc., a Colorado corporation and ABP Books, Inc., a Michigan corporation (collectively, and together with Parent, the "Guarantors") (collectively, Parent, the Borrowers and
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the Guarantors shall be referred to herein as, the "Grantors"), and, on the
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other hand, Bank of America, N.A., in its capacity as administrative agent
("Agent"), for certain financial institutions (the "Lenders").
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                                 R E C I T A L S

         WHEREAS, Grantors and Agent have entered into the Security Agreement whereby the Grantors have granted a continuing Lien on the Collateral to the Agent, for the ratable benefit of the Lenders, to secure all indebtedness, liabilities, and obligations of the Borrowers and the other Grantors outstanding under or otherwise described in the that certain Amended and Restated Credit Agreement, dated as of June 27, 2002, among Parent, the Borrowers, Agent and the Lenders (as amended, the "Credit Agreement"), the Parent/Subsidiary Guaranty,
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and the other Loan Documents;

         WHEREAS, Parent, the Borrowers, Agent and the Lenders are concurrently herewith entering into that certain Amendment No. 2 to Amended and Restated Credit Agreement, dated of even date herewith ("Credit Agreement Amendment"),
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whereby the accounts receivable of certain Canadian subsidiaries of Parent shall be added to the Borrowing Base, on the condition that such Canadian subsidiaries guarantee the payment and performance of the credit facilities provided to the Borrowers under the Credit Agreement; and

         WHEREAS, in connection with the Credit Agreement Amendment, Grantors and the Agent desire to amend the Security Agreement in order to amend the definition of "Collateral".

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

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                                A G R E E M E N T

         Section 1. Definitions. Capitalized terms used herein and not otherwise
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defined shall have the respective meanings ascribed to such terms in the Credit
Agreement.

         Section 2. Amendments to Security Agreement. Grantors and the Agent
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agree that the Security Agreement shall be amended as follows:

                 A. Section 2(a) of the Security Agreement is hereby amended by
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deleting in its entirety Subsection (xvii) thereof and replacing it with
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the following:

                    "(xvii) notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Grantor shall be deemed to have granted a security interest in, 35% of such Grantor's shares of each of its foreign Subsidiaries that are not Canadian Guarantors under the Credit Agreement."

         Section 3. Conditions. The effectiveness of this Amendment is subject
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to the satisfaction of the following conditions precedent:

                 A. Amendment. A fully executed copy of this Amendment signed
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by the Grantors shall be delivered to the Agent;

                 B. Other Documents. Grantors shall have executed and delivered
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to the Agent such other documents and instruments as the Agent may reasonably require in furtherance of this Amendment.

         Section 4. Miscellaneous.
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                 A. Survival of Representations and Warranties. All
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representations and warranties made in the Security Agreement or any other document or documents relating thereto, shall survive the execution and delivery of this Amendment, and no investigation by Agent or Lenders or any closing shall affect the representations and warranties or the right of Agent or Lenders to rely thereon;

                 B. Reference to Security Agreement. The Security Agreement,
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the Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Security Agreement as amended hereby, are hereby amended so that any reference therein to the Security Agreement shall mean a reference to the Security Agreement as amended hereby;

                 C. Security Agreement Remains in Effect. The Security
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Agreement as amended hereby, remains in full force and effect and the Grantors ratify and confirm their agreements and covenants contained therein;

                 D. Severability. Any provision of this Amendment held by a
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court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable;

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                 E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND
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CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICT OF
LAWS PROVISIONS PROVIDED THAT ISSUES WITH RESPECT TO THE CREATION, PERFECTION, AND ENFORCEMENT OF LIENS UNDER DIVISION 9 OF THE UCC MAY GIVE EFFECT TO APPLICABLE CHOICE OR CONFLICT OF LAW RULES SET FORTH IN ARTICLE 9 OF THE UCC) OF THE STATE OF CALIFORNIA; PROVIDED, THAT THE AGENT AND THE LENDERS SHALL RETAIN
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ALL RIGHTS ARISING UNDER FEDERAL LAW;

                 F. Successors and Assigns. This Amendment is binding upon and
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shall inure to the benefit of Agent and the Grantors and their respective successors and assigns; provided, however, that the Grantors may not assign or
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transfer any of their rights or obligations hereunder without the prior written consent of the Agent;

                 G. Counterparts. This Amendment may be executed in one or more
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counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument;

                 H. Headings. The headings, captions and arrangements used in
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this Amendment are for convenience only and shall not affect the interpretation of this Amendment; and

                 I. NO ORAL AGREEMENTS. THIS AMENDMENT, AS WRITTEN, REPRESENTS
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THE FINAL AGREEMENT AMONG THE AGENT AND THE GRANTORS AND MAY NOT BE CONTRADICTED
BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE AGENT AND THE
GRANTORS.

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